EXHIBIT 10.10
	JLG Industries, Inc.
	Executive Severance Plan

	Effective June 1, 1995




Section 1.	Establishment and Purpose of the Plan.

	1.1.  	Establishment.  Effective June 1, 1995, the Company established the
Plan for the benefit of the Participants and to replace their severance pay benefits under the Prior Plan.

	1.2.	Purpose.  The Plan is an unfunded plan maintained primarily for the purpose of providing severance pay benefits to a select group of management and highly compensated employees.


Section 2.	Participation by Eligible Executives.

	2.1. 	Eligible Executives.  An employee who has an agreement in effect on the
Effective Date under the Prior Plan will become a Participant in the Plan beginning on the Effective Date if he agrees in writing to waive all rights he may have under the Prior Plan.

	2.2. 	No Other Participants.  No employee other than an employee described in
Section 0 will become a Participant in the Plan.

	2.3. 	Written Proof of Participation Required.  No employee will become a
Participant in the Plan unless he and the Company execute a copy of the Plan document recognizing his participation in the Plan.  The executed copy will constitute an agreement between the Company and the employee that binds both of them to the terms of the Plan.  Their agreement will be binding on their heirs, executors, administrators, successors, and assigns, both present and future.
The executed copy must be signed on the Company's behalf by an authorized officer (other than the employee) and by the employee on his own behalf.  The executed copy will constitute the employee's written agreement to waive all rights he may have under the Prior Plan.


Section 3. 	Severance Benefits.

	3.1. 	Lump Sum Benefit.  A Participant who is Dismissed from employment with the Company is entitled to a Severance Benefit.  The Severance Benefit will be paid to the Participant in an immediate lump sum equal to the Applicable
Percentage of his base salary and cash bonus for the final twelve calendar months of his employment with the Company.  If the Participant dies after being Dismissed from employment with the Company but before receiving his
Severance Benefit, the lump sum described in the preceding sentence will be paid to his Beneficiary.  Notwithstanding any other provision of this Section
0, a Participant will not be entitled to a Severance Benefit if he is entitled to a retirement benefit under the SERP unless, at the time he is Dismissed from employment with the Company, a Change in Control has occurred.

	3.2. 	Applicable Percentage.  A Participant's Applicable Percentage is the
percentage that is specified by the Compensation Committee with respect to the
Participant for purposes of the Plan and that is reflected in the written agreement between the Company and the Participant executed in accordance with
Section 0.

	3.3. 	Dismissal from Employment.  A Participant is Dismissed from employment with the Company if his employment with the Company is terminated involuntarily by the Company for any reason other than disloyalty, mismanagement, abdication of job responsibility, or conviction of a felony, any one of which results in significant injury to the business of the Company.  A Participant also will be considered Dismissed from employment with the Company if his employment with the Company is terminated for Good Reason in connection with a
Change in Control.  For purposes of this Section 0, a Participant's employment with the Company is not considered terminated merely because there is a change in the ownership of the Company, or merely because all or part of the Company is merged, consolidated, spun off, liquidated, or otherwise reorganized, or merely because all or part of the tangible and intangible assets of the Company are sold or otherwise transferred to new ownership, if the Participant continues to be employed by the Company or a successor business immediately following any of the foregoing transactions.

	3.4. 	Good Reason in Connection with Change in Control.  A Participant's em-
ployment with the Company is terminated for Good Reason in connection with a
Change in Control if his termination occurs no earlier than six months before the Change in Control, no later than two years after the Change in Control, and no later than six months after any of the following triggering events:

		(a) A change in the Participant's status or position with the Company that, in his reasonable judgment, represents a demotion from his prior status or position with the Company;

		(b) The assignment to the Participant of duties or responsibilities that, in his reasonable judgment, are inconsistent with his status or position with the
Company;

		(c) A reduction by the Company in the Participant's base salary;

		(d) A change in the terms of the compensation arrangements applicable to the
Participant that represents a significant reduction in the value of such compensation arrangements to him;

		(e) A material increase in the Participant's responsibilities or duties without a commensurate increase in his base salary;

		(f) The imposition of any requirement that the Participant be based anywhere other than within 50 miles of where his principal office was located;

		(g) A material increase in the frequency or duration of the Participant's business travel;

		(h) The Company's failure to obtain the express assumption of this Plan with respect to the Participant by any successor to the Company; or

		(i) Any violation by the Company of any agreement with the Participant
(including any violation of the Participant's rights under this Plan).

In addition, a Participant's employment with the Company will be deemed terminated for Good Reason in connection with a Change in Control if the Participant is the Chief Executive Officer of the Company immediately preceding the Change in Control and his employment with the Company is terminated for any reason within six months after the Change in Control. For purposes of this Section 0, it is immaterial whether the Participant's employment with the Company is terminated voluntarily by the Participant or involuntarily by the Company (or its successor).


Section 4.	Nature of Participant's Interest in Plan.

	4.1. 	No Right to Assets.  Participation in the Plan does not create, in favor of any Participant or Beneficiary, any right or lien in or against any asset of the Company.  Nothing contained in the Plan, and no action taken under its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person.  The Company's promise to pay benefits under the Plan will at all times remain unfunded as to each Participant and Beneficiary, whose rights under the
Plan are limited to those of a general and unsecured creditor of the Company.

	4.2. 	No Right to Transfer Interest.  Rights to benefits payable under the
Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance.  However, the Administrative Committee may permit a Participant or Beneficiary to enter into a revocable arrangement to pay all or part of his benefits under the Plan to a revocable grantor trust (a so-called "living trust").  In addition, the Administrative Committee may recognize the right of an alternate payee named in a domestic relations order to receive all or part of a Participant's benefits under the Plan, but only if
(a) the domestic relations order would be a "qualified domestic relations order" within the meaning of section 414(p) of the Code (if section 414(p)
applied to the Plan), (b) the domestic relations order does not attempt to give the alternate payee any right to any asset of the Company, (c) the domestic relations order does not attempt to give the alternate payee any right to receive payments under the Plan at a time or in an amount that the Participant could not receive under the Plan, and (d) the amount of the Participant's benefits under the Plan are reduced to reflect any payments made or due the alternate payee.

	4.3. 	No Employment Rights.  No provisions of the Plan and no action taken by the Company, the Board of Directors, the Compensation Committee, or the
Administrative Committee will give any person any right to be retained in the employ of the Company, and the Company specifically reserves the right and power to dismiss or discharge any Participant.

	4.4. 	Withholding and Tax Liabilities.  The amount of any withholdings required to be made by any government or government agency will be deducted from benefits paid under the Plan to the extent deemed necessary by the Administrative Committee. In addition, the Participant or Beneficiary (as the case may be) will bear the cost of any taxes not withheld on benefits provided under the Plan, regardless of whether withholding is required.


Section 5.	Administration, Interpretation, and Modification of Plan.

	5.1.  	Plan Administrator.  The Administrative Committee will administer the
Plan.

	5.2. 	Powers of Committee.  The Administrative Committee's powers include, but are not limited to, the power to adopt rules consistent with the Plan; the power to decide all questions relating to the interpretation of the terms and provisions of the Plan; and the power to resolve all other questions arising under the Plan (including, without limitation, the power to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision).  The Administrative Committee has discretionary authority to exercise each of the foregoing powers.

	5.3. 	Finality of Committee Determinations.  Determinations by the
Administrative Committee and any interpretation, rule, or decision adopted by the Administrative Committee under the Plan or in carrying out or administering the Plan will be final and binding for all purposes and upon all interested persons, their heirs, and their personal representatives.

	5.4. 	Incapacity.  If the Administrative Committee determines that any person entitled to benefits under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless a duly qualified guardian or other legal representative has been appointed) may be paid for the benefit of such person to his spouse, parent, brother, sister, or other party deemed by the Administrative Committee to have incurred expenses for such person.

	5.5. 	Amendment, Suspension, and Termination.  The Board of Directors has the
right by written resolution to amend, suspend, or terminate the Plan at any time.  However, no amendment, suspension, or termination will apply to an employee who already is a Participant in the Plan without his express written consent.

	5.6. 	Power to Delegate Board Authority.  The Board of Directors may, in its
sole discretion, delegate to any person or persons all or part of its authority and responsibility under the Plan, including, without limitation, the authority to amend the Plan.

	5.7. 	Headings.  The headings used in this document are for convenience of reference only and may not be given any weight in interpreting any provision of the Plan.

	5.8. 	Severability.  If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the remaining provisions of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in the
Plan.

	5.9. 	Governing Law.  The Plan will be construed, administered, and regulated in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that those laws are preempted by federal law.

	5.10. 	Complete Statement of Plan.  This Plan supersedes the Prior Plan with respect to the Participants.  This Plan contains a complete statement of its terms.  The Plan may be amended, suspended, or terminated only in writing and then only as provided in Section 0.  A Participant's right to any benefit of a type provided under the Plan will be determined solely in accordance with the terms of the Plan.  No other evidence, whether written or oral, will be taken into account in interpreting the provisions of the Plan.  Notwithstanding the preceding provisions of this Section 0, for purposes of determining benefits with respect to a Participant, this Plan will be deemed to include (a)
the provisions of the written agreement between the Company and the Participant executed in accordance with Section 0, and (b) the provisions of any other written agreement between the Company and the Participant to the extent such other agreement explicitly provides for the incorporation of some or all of its terms into this Plan.


Section 6.	Terms Used in the Plan.

	6.1. 	Gender and Number.  Words used in the masculine gender in the Plan are intended to include the feminine and neuter genders, where appropriate.  Words used in the singular form in the Plan are intended to include the plural form, where appropriate, and vice versa.

	6.2. 	Definitions.  When used in capitalized form in the Plan, the following words and phrases have the following meanings, unless the context clearly indicates that a different meaning is intended:

		"Administrative Committee" means the Administrative Committee appointed to administer the JLG Industries, Inc. Employees' Retirement Savings Plan.
However, following a Change in Control, "Administrative Committee" means the trustee under the grantor trust maintained by the Company in connection with the Plan.

		"Applicable Percentage" has the meaning assigned to that term in Section 0.

		"Associate" has the meaning assigned to that term for purposes of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act.

		"Beneficial Owner" means the following: a Person is deemed to be the
"Beneficial Owner" of, to "Beneficially Own," and to have "Beneficial
Ownership" of, any securities:

			(1) which such Person or any of such Person's Securities Law Affiliates or
Associates beneficially owns, directly or indirectly;

			(2) which such Person or any of such Person's Securities Law Affiliates or
Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," or to have "Beneficial
Ownership" of, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Securities Law Affiliates or
Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," or to have
"Beneficial Ownership" of, any security under this clause (B) if the agreement, arrangement, or understanding to vote such security (i) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Securities Exchange Act, and (ii) is not also then reported by such
Person on Schedule 13D under the Securities Exchange Act (or any comparable or successor report); or

			(3) which are beneficially owned, directly or indirectly, by any other
Person(or any Securities Law Affiliate or Associate thereof) with which such
Person or any of such Person's Securities Law Affiliates or Associates has any
agreement, arrangement, or understanding (whether or not in writing) or with which such Person or any of such Person's Securities Law Affiliates have otherwise formed a group for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B)(i) of paragraph (2), above), or disposing of any securities of the Company.

		"Beneficiary" means the person designated in writing by a Participant to receive his Severance Benefits under the Plan after he dies.  If a Participant fails to designate a Beneficiary or his designated Beneficiary fails to survive him, his Beneficiary will be the person to whom he is married at the time of his death, or if he is not married at that time, his Beneficiary will be the executor of his will or the administrator of his estate.  A Participant may revoke in writing a prior designation of a Beneficiary at any time before the
Participant dies.

		"Board of Directors" means the Board of Directors of the Company.

		"Change in Control" means the first to occur of the following events:

			(1) an acquisition (other than directly from the Company) of securities of the Company by any Person, immediately after which such Person, together with all Securities Law Affiliates and Associates of such Person, becomes the
Beneficial Owner of securities of the Company representing 25 percent or more of the Voting Power; provided that, in determining whether a Change in Control has occurred, the acquisition of securities of the Company in a Non-Control
Acquisition will not constitute an acquisition that would cause a Change in
Control; or

			(2) three or more directors, whose election or nomination for election is not approved by a majority of the members of the Incumbent Board then serving as members of the Board of Directors, are elected within any single 12-month period to serve on the Board of Directors; provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened Election Contest or Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, will be deemed not to have been approved by a majority of the Incumbent Board for purposes of this definition; or

			(3) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

			(4) approval by shareholders of the Company of:

				(A) a merger, consolidation, or reorganization involving the
Company, unless

					(i) the shareholders of the Company, immediately before
the merger, consolidation, or reorganization, own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 75 percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities
immediately before such merger, consolidation, or reorganization;

					(ii) individuals who were members of the Incumbent Board
immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute at least a majority of the board of directors of the Surviving Corporation; and

					(iii) no Person (other than (1) the Company or any Subsidi-
ary thereof, (2) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the Surviving Corporation, or (3) any Person who, immediately prior to such merger, consolidation, or reorganization, had
Beneficial Ownership of securities representing 25 percent or more of the Voting Power) has Beneficial Ownership of securities re-
presenting 25 percent or more of  the combined voting power of the Surviving Corporation's then outstanding voting securities;

				(B) a complete liquidation or dissolution of the Company; or

				(C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary of the Company).

		"Code"  means the Internal Revenue Code of 1986, as amended and in effect from time to time.

		"Company"   means JLG Industries, Inc., and any successor to JLG Industries,
Inc.  Employment with the Company includes employment with any corporation, partnership, or other organization required to be aggregated with the Company under sections 414(b) and (c) of the Code.

		"Compensation Committee" means the Compensation Committee of the Board of
Directors.

		"Dismissed" has the meaning assigned to that term in Section 0.

		"Effective Date" means June 1, 1995.

		"Election Contest" means an election contest described in Rule 14a-11 promul-
gated under the Securities Exchange Act.

		"ERISA"   means the Employee Retirement Income Security Act of 1974, as
amended and in effect from time to time.

		"Good Reason"  has the meaning assigned to that term in Section 0.

		"Incumbent Board" means individuals who, as of the close of business on the
Effective Date, are members of the Board of Directors; provided that, if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 75 percent of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest or other actual or threatened Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

		"Non-Control Acquisition" means an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B)
any of its Subsidiaries, (2) the Company or any of its Subsidiaries, or (3) any
Person in connection with a Non-Control Transaction.

		"Non-Control Transaction" means any transaction described in clauses
(4)(A)(i) through (iii) of the definition of "Change in Control."

		"Participant"  means a member of a select group of management or highly com-
pensated employees of the Company who has become a participant in the Plan under Section 0.

		"Person"  means any individual, firm, corporation, partnership, joint venture, association, trust, or other entity.

		"Plan" means the JLG Industries, Inc. Executive Severance Plan as set forth in this document.

		"Prior Plan" means an individual agreement (customarily denominated a
"Deferred Compensation Benefit Agreement") between the Company and the employee that provides for unfunded deferred compensation benefits and certain other benefits specified in the agreement.

		"Proxy Contest" means a solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

		"Section"   means a section of this Plan.  For example, a reference to
Section 2 includes a reference to Sections 2.1 through 2.3, while a reference to Section 2.1 is intended as a reference to Section 2.1 only.

		"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

		"Securities Law Affiliate" means an "affiliate" as defined for purposes of
Rule 12b-2 of the General Rules and Regulations under the Securities Exchange
Act.

		"SERP" means JLG Industries, Inc. Supplemental Executive Retirement Plan.

 		"Subsidiary" of any Person means any corporation or other entity of which at least 80 percent (or such lesser percentage as the Administrative Committee may determine) of the voting power of the voting equity securities or voting interest therein is owned, directly or indirectly, by such Person.

		"Surviving Corporation" means a corporation resulting from a merger, consolidation, or reorganization described in paragraph (4)(A)(i) of the definition of "Change in Control."

		"Voting Power" means the voting power of all securities of the Company then out-standing generally entitled to vote for the election of directors of the
Company.


	JLG  INDUSTRIES, INC.

Attest:                                        	By:

Title:                                          	Title: